Third Quarter 2018 Results October 16, 2018 Investor Presentation

October 16, 2018 2018 vs. 2017 P&L Summary Third Quarter 1 Third Quarter 2018 (a) 2017 Revenue $ 3,714.3 $ 3,719.5 Operating Expenses (b) (c) 3,212.0 3,249.3 Operating Profit 502.3 470.2 Net Interest Expense 56.7 52.4 Income Tax Expense (d) 115.3 132.0 Tax Rate % 25.9% 31.6% Income from Equity Method Investments 1.0 1.1 Net Income Attributed To Noncontrolling Interests 32.4 23.3 Net Income - Omnicom Group Inc. $ 298.9 $ 263.6 (a) Please refer to Q3 2018 QTD ASC 606 footnote (a) on page 36. (b) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote (b) on page 36. (c) Please refer to Q3 2018 QTD & YTD operating expenses footnote (c) on page 36. (d) Please refer to Q3 2018 QTD tax adjustment footnote (d) on page 36.

October 16, 2018 2018 vs. 2017 Earnings per Share – Diluted Third Quarter 2 Third Quarter 2018 (e) (f) 2017 Net Income - Omnicom Group Inc. $ 298.9 $ 263.6 Net Income allocated to participating securities — (0.3) Net Income available for common shares $ 298.9 $ 263.3 Diluted Shares (millions) 225.9 232.7 Earnings per Share - Diluted $ 1.32 $ 1.13 Dividends Declared per Common Share $ 0.60 $ 0.55 (e) Please refer to Q3 2018 QTD ASC 606 footnote (e) on page 36. (f) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote (f) on page 36.

October 16, 2018 2018 vs. 2017 P&L Summary Year to Date 3 Year to Date 2018 (g) 2017 Revenue $ 11,203.5 $ 11,097.1 Operating Expenses (c) (h) 9,697.2 9,639.7 Operating Profit 1,506.3 1,457.4 Net Interest Expense 156.1 149.0 Income Tax Expense (i) 343.0 406.7 Tax Rate % 25.4% 31.1% Income from Equity Method Investments 3.6 2.7 Net Income Attributed To Noncontrolling Interests 83.6 70.4 Net Income - Omnicom Group Inc. $ 927.2 $ 834.0 (c) Please refer to Q3 2018 QTD & YTD operating expenses footnote (c) on page 36. (g) Please refer to Q3 2018 YTD ASC 606 footnote (g) on page 36. (h) Please refer to Q3 2018 YTD dispositions, repositioning and tax adjustment footnote (h) on page 36. (i) Please refer to Q3 2018 YTD tax adjustment footnote (i) on page 36.

October 16, 2018 2018 vs. 2017 Earnings per Share – Diluted Year to Date 4 Year to Date 2018 (j) (k) 2017 Net Income - Omnicom Group Inc. $ 927.2 $ 834.0 Net Income allocated to participating securities (0.1) (1.4) Net Income available for common shares $ 927.1 $ 832.6 Diluted Shares (millions) 228.5 234.4 Earnings per Share - Diluted $ 4.06 $ 3.55 Dividends Declared per Common Share $ 1.80 $ 1.65 (j) Please refer to Q3 2018 YTD ASC 606 footnote (j) on page 36 (k) Please refer to Q3 2018 YTD dispositions, repositioning and tax adjustment footnote (k) on page 36.

October 16, 2018 2018 vs. 2017 Non-GAAP Financial Measures - Excluding Impact on the Third Quarter of Dispositions, Repositioning Actions and the 2017 Tax Act 5 Third Quarter 2018 (a) (b) Non-GAAP 2018 Adjusted (a)(b) 2017 Operating Profit 502.3 473.3 470.2 Net Interest Expense 56.7 56.7 52.4 Income Tax Expense (d) 115.3 111.4 132.0 Tax Rate % 25.9% 26.7% 31.6% Income from Equity Method Investments 1.0 1.0 1.1 Net Income Attributed To Noncontrolling Interests 32.4 25.5 23.3 Net Income - Omnicom Group Inc. $ 298.9 $ 280.7 $ 263.6 The above table, along with the table on page 6, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc., Net Income allocated to participating securities and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 37 for the definition of this measure and page 26 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures presented above to the non-GAAP amounts. (a) Please refer to Q3 2018 QTD ASC 606 footnote (a) on page 36. (b) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote (b) on page 36 and additional information on page 26. (d) Please refer to Q3 2018 QTD tax adjustment footnote (d) on page 36.

October 16, 2018 2018 vs. 2017 Non-GAAP Financial Measures - Excluding Impact on the Third Quarter of Dispositions, Repositioning Actions and the 2017 Tax Act 6 Third Quarter 2018 (e) (f) Non-GAAP 2018 Adjusted (e) (f) 2017 Net Income - Omnicom Group Inc. $ 298.9 $ 280.7 $ 263.6 Net Income allocated to participating securities — — (0.3) Net Income available for common shares $ 298.9 $ 280.7 $ 263.3 Diluted Shares (millions) 225.9 225.9 232.7 Earnings per Share - Diluted $ 1.32 $ 1.24 $ 1.13 Dividends Declared per Common Share $ 0.60 $ 0.60 $ 0.55 The above table, along with the table on page 5, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc., Net Income allocated to participating securities and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 37 for the definition of this measure and page 26 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures presented above to the non-GAAP amounts. (e) Please refer to Q3 2018 QTD ASC 606 footnote (e) on page 36. (f) Please refer to Q3 2018 QTD dispositions, repositioning and tax adjustment footnote (f) on page 36 and additional information on page 26.

October 16, 2018 2018 vs. 2017 Non-GAAP Financial Measures - Excluding Impact on the Third Quarter of Dispositions, Repositioning Actions and the 2017 Tax Act 7 Year to Date 2018 (g) (h) Non-GAAP 2018 Adjusted (g) (h) 2017 Operating Profit 1,506.3 1,477.3 1,457.4 Net Interest Expense 156.1 156.1 149.0 Income Tax Expense (i) 343.0 339.1 406.7 Tax Rate % 25.4% 25.7% 31.1% Income from Equity Method Investments 3.6 3.6 2.7 Net Income Attributed To Noncontrolling Interests 83.6 76.7 70.4 Net Income - Omnicom Group Inc. $ 927.2 $ 909.0 $ 834.0 The above table, along with the table on page 8, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc., Net Income allocated to participating securities and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act in the column entitled "Non-GAAP 2018 Adjusted" for the nine months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 37 for the definition of this measure and page 26 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures presented above to the non-GAAP amounts. (g) Please refer to Q3 2018 YTD ASC 606 footnote (g) on page 36. (h) Please refer to Q3 2018 YTD dispositions, repositioning and tax adjustment footnote (h) on page 36 and additional information on page 26. (i) Please refer to Q3 2018 YTD tax adjustment footnote (i) on page 36.

October 16, 2018 2018 vs. 2017 Non-GAAP Financial Measures - Excluding Impact on the Third Quarter of Dispositions, Repositioning Actions and the 2017 Tax Act 8 Year to Date 2018 (j) (k) Non-GAAP 2018 Adjusted (j) (k) 2017 Net Income - Omnicom Group Inc. $ 927.2 $ 909.0 $ 834.0 Net Income allocated to participating securities (0.1) (0.1) (1.4) Net Income available for common shares $ 927.1 $ 908.9 $ 832.6 Diluted Shares (millions) 228.5 228.5 234.4 Earnings per Share - Diluted $ 4.06 $ 3.98 $ 3.55 Dividends Declared per Common Share $ 1.80 $ 1.80 $ 1.65 The above table, along with the table on page 7, identifies the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Income from Equity Method Investments, Net Income Attributed to Noncontrolling Interests and Net Income - Omnicom Group Inc., Net Income allocated to participating securities and Earnings per Share - Diluted as reported, as well as the non-GAAP amounts excluding the impact net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act in the column entitled "Non-GAAP 2018 Adjusted" for the nine months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. Please see page 37 for the definition of this measure and page 26 for the reconciliation of non-GAAP financial measures, which reconciles the reported U.S. GAAP financial measures presented above to the non-GAAP amounts. (j) Please refer to Q3 2018 YTD ASC 606 footnote (j) on page 36. (k) Please refer to Q3 2018 YTD dispositions, repositioning and tax adjustment footnote (k) on page 36 and additional information on page 26.

October 16, 2018 2018 Total Revenue Change 9 Third Quarter $ % Ä Prior Period Revenue, as reported under ASC 605 $ 3,719.5 Foreign exchange rate impact (a) (61.8) -1.7% Acquisition revenue, net of disposition revenue (b) (34.6) -0.9% Organic growth (c) 108.3 2.9% Impact of Adoption of ASC 606 (d) (17.1) -0.4% Current Period Revenue, reported under ASC 606 $ 3,714.3 -0.1% Organic growth (c) $ 108.3 2.9% Adjustment to reflect the proforma impact on organic growth of third quarter 2018 dispositions as if they occurred on July 1, 2018 (e) 14.1 0.4% Proforma adjusted organic growth $ 122.4 3.3% (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth, excluding the impact of the adoption of ASC 606. (d) Please refer to Impact of Adoption of ASC 606 footnote (l) on page 36. (e) The majority, or $12 million, of this adjustment relates to businesses in the United States and our CRM - Execution and Support discipline.

October 16, 2018 2018 Total Revenue Change 10 Year to Date $ % Ä Prior Period Revenue, as reported under ASC 605 $ 11,097.1 Foreign exchange rate impact (a) 168.0 1.5% Acquisition revenue, net of disposition revenue (b) (225.6) -2.0% Organic growth (c) 272.5 2.5% Impact of Adoption of ASC 606 (d) (108.5) -1.0% Current Period Revenue, reported under ASC 606 $ 11,203.5 1.0% (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth, excluding the impact of the adoption of ASC 606. (d) Please refer to Impact of Adoption of ASC 606 footnote (l) on page 36.

October 16, 2018 Advertising 53.6% CRM Consumer Experience 17.2% CRM Execution & Support 12.5% PR 9.6% Healthcare 7.1% 2018 Revenue by Discipline 11 Advertising 53.2% CRM Consumer Experience 17.3% CRM Execution & Support 13.1% PR 9.5% Healthcare 6.9% Third Quarter Year to Date $ Mix % Growth % Organic Growth (a) Advertising $ 1,992.1 2.0% 4.0% CRM Consumer Experience 637.7 0.6% 5.5% CRM Execution & Support 465.6 -13.9% -3.6% PR 356.0 0.7% 2.3% Healthcare 262.9 10.5% 2.9% Total $ 3,714.3 -0.1% 2.9% $ Mix % Growth % Organic Growth (a) Advertising $ 5,961.0 0.9% 2.4% CRM Consumer Experience 1,932.7 1.6% 6.5% CRM Execution & Support 1,472.8 -4.8% -2.3% PR 1,065.0 2.5% 2.0% Healthcare 772.0 10.4% 3.5% Total $ 11,203.5 1.0% 2.5% (a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on pages 9 and 10.

October 16, 2018 UK 9.6% Euro Markets & Other Europe 19.2% Asia Pacific 11.3% Latin America 2.9% Middle East & Africa 1.8% United States 52.4% Other North America 2.8% UK 9.6% Euro Markets & Other Europe 17.7% Asia Pacific 11.8% Latin America 2.7% Middle East & Africa 1.7% United States 53.7% Other North America 2.8% Third Quarter 2018 Revenue by Region 12 Year to Date

October 16, 2018 2018 Revenue by Region 13 Third Quarter Year to Date $ Mix % Growth % Organic Growth (a) United States $ 1,992.7 —% 0.6% Other North America 102.8 -10.7% -5.4% UK 357.3 -0.1% -0.3% Euro & Other Europe 657.9 -0.3% 6.9% Asia Pacific 437.9 6.5% 13.6% Latin America 102.0 -13.3% 1.7% Middle East & Africa 63.7 -2.6% -0.4% Total $ 3,714.3 -0.1% 2.9% $ Mix % Growth % Organic Growth (a) United States $ 5,864.6 -3.3% 0.1% Other North America 314.0 -12.1% -5.9% UK 1,078.8 6.1% 0.1% Euro & Other Europe 2,149.1 13.1% 9.3% Asia Pacific 1,264.2 6.1% 9.9% Latin America 325.6 -5.8% 2.4% Middle East & Africa 207.2 -5.7% -5.9% Total $ 11,203.5 1.0% 2.5% (a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on pages 9 and 10.

October 16, 2018 Other 20% Pharma & Health 13% Retail 6% Tech 9% Telcom 5% T&E 7% Auto 10% Consumer Products 9% Financial Services 8% Food & Beverage 13% Revenue by Industry 14 Year to Date – 2018 Other 22% Pharma & Health 12% Retail 6% Tech 9% Telcom 5% T&E 6% Auto 10% Consumer Products 10% Financial Services 7% Food & Beverage 13% Year to Date – 2017

October 16, 2018 Cash Flow Performance 15 Nine Months Ended September 30 2018 2017 Net Income $ 1,010.8 $ 904.4 Depreciation and Amortization of Intangible Assets 202.7 212.4 Share-Based Compensation 53.9 60.6 Net gain from dispositions of subsidiaries (178.4) — Impact of 2017 Tax Act 28.9 — Other Items to Reconcile to Net Cash Used in Operating Activities, net 15.1 (6.1) Free Cash Flow (a) $ 1,133.0 $ 1,171.3 Additional information regarding our cash flows can be found in our condensed cash flow statement on page 24. (a) The Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 37 for the definition of this measure and page 29 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above.

October 16, 2018 Cash Flow Performance 16 Nine Months Ended September 30 2018 2017 Free Cash Flow (a) $ 1,133.0 $ 1,171.3 Primary Uses of Cash: Dividends paid to Common Shareholders 413.7 387.9 Dividends paid to Noncontrolling Interest Shareholders 104.7 87.1 Capital Expenditures 116.2 108.3 Acquisition of Businesses and Affiliates, Acquisition of Additional Noncontrolling Interests and Contingent Purchase Price Payments, net of Proceeds from Investments 431.9 87.1 Stock Repurchases, net of Proceeds from Stock Plans 517.9 513.7 Primary Uses of Cash (a) 1,584.4 1,184.1 Net Free Cash Flow (a) (b) $ (451.4) $ (12.8) Additional information regarding our cash flows can be found in our condensed cash flow statement on page 24. (a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 37 for the definition of these measures and page 29 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above. (b) Net Free Cash Flow excludes $308.4 million of proceeds from dispositions of subsidiaries in the third quarter of 2018.

October 16, 2018 Current Credit Picture 17 Twelve months ended September 30 2018 2017 EBITDA (a) $ 2,405.1 $ 2,350.0 Gross Interest Expense on Indebtedness 235.0 221.3 EBITDA / Gross Interest Expense on Indebtedness 10.2 x 10.6 x Total Debt / EBITDA 2.0 x 2.1 x Net Debt (b) / EBITDA 1.1 x 1.3 x Debt Bank Loans (Due Less Than 1 Year) $ 11 $ 39 CP & Borrowings Issued Under Revolver — — Senior Notes (c) 4,900 4,900 Other Debt (43) 27 Total Debt $ 4,868 $ 4,966 Cash, Cash Equivalents and Short Term Investments 2,106 1,851 Net Debt (b) $ 2,762 $ 3,115 (a) EBITDA is a non-GAAP performance measure. See page 37 for the definition of this measure and page 28 for the reconciliation of non-GAAP financial measures. (b) Net Debt is a non-GAAP liquidity measure. See page 37 for the definition of this measure, which is reconciled in the table above. (c) See pages 21 and 22 for additional information on our Senior Notes.

October 16, 2018 Historical Returns 18 Return on Invested Capital (ROIC) (a): Twelve months ended September 30, 2018 20.6% Twelve months ended September 30, 2017 20.4% Return on Equity (b): Twelve months ended September 30, 2018 48.2% Twelve months ended September 30, 2017 48.9% (a) Return on Invested Capital is After Tax Reported Operating Profit (a non-GAAP performance measure – see page 37 for the definition of this measure and page 29 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period.

October 16, 2018 Supplemental Financial Information 19

October 16, 2018 Net Cash Returned to Shareholders through Dividends and Share Repurchases 20 From 2008 through September 30, 2018, Omnicom distributed 105% of Net Income to shareholders through Dividends and Share Repurchases. Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc. % of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income. $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 $ In Billions 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 1.9 2.7 3.6 4.1 5.1 5.8 6.4 7.0 7.5 0.6 0.9 1.3 1.6 2.1 2.6 3.1 3.6 4.0 $1.0 $1.8 $2.6 $3.6 $4.6 $5.6 $6.7 $7.8 $8.9 $10.0 $10.9 95% 63% 97% 99% 106% 102% 108% 108% 106% 105% 105%

October 16, 2018 Omnicom Debt Structure 21 Bank Loans $11 2026 Senior Notes $1,400 2024 Senior Notes 2022 Senior $750 Notes $1,250 2020 Senior Notes $1,000 2019 Senior Notes $500 The above chart sets forth Omnicom’s debt outstanding at September 30, 2018. The amounts reflected above for the 2019, 2020, 2022, 2024 and 2026 Senior Notes represent the principal amount of these notes at maturity on July 15, 2019, August 15, 2020, May 1, 2022, November 1, 2024 and April 15, 2026, respectively.

October 16, 2018 Omnicom Debt Maturity Profile 22 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 Dec-25 Jun-26 Dec-26 2019 Senior Notes 2020 Senior Notes Other Borrowings 2022 Senior Notes 2024 Senior Notes 2026 Senior Notes Other borrowings at September 30, 2018 include short-term borrowings of $11 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through July 31, 2021, the date of expiration of our five-year credit facility.

October 16, 2018 2018 Acquisition Related Expenditures 23 Year to Date Acquisition of Businesses and Affiliates (a) $ 326.3 Acquisition of Additional Noncontrolling Interests (b) 41.3 Contingent Purchase Price Payments (c) 66.4 Total Acquisition Expenditures (d) $ 434.0 (a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest. (c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired.

October 16, 2018 Condensed Cash Flow 24 Nine Months Ended September 30 2018 2017 Net Income $ 1,010.8 $ 904.4 Share-Based Compensation 53.9 60.6 Depreciation and Amortization of Intangible Assets 202.7 212.4 Other Items to Reconcile to Net Cash Used in Operating Activities, net 15.1 (6.1) Net gain from dispositions of subsidiaries (178.4) — Impact of 2017 Tax Act 28.9 — Changes in Operating Capital (1,371.6) (1,327.3) Net Cash Used in Operating Activities (238.6) (156.0) Capital Expenditures (116.2) (108.3) Proceeds from Sale of Investments, net 2.1 58.1 Acquisition of Businesses and Interest in Affiliates, net of cash acquired (326.3) (27.3) Proceeds from dispositions of subsidiaries 308.4 — Net Cash Used in Investing Activities (132.0) (77.5) Dividends paid to Common Shareholders (413.7) (387.9) Dividends paid to Noncontrolling Interest Shareholders (104.7) (87.1) Proceeds from Short-term & Long-term Debt, net 3.2 7.5 Stock Repurchases, net of Proceeds from Stock Plans (517.9) (513.7) Acquisition of Additional Noncontrolling Interests (41.3) (10.2) Payment of Contingent Purchase Price Obligations (66.4) (107.7) Other Financing Activities, net (35.8) (22.8) Net Cash Used in Financing Activities (1,176.6) (1,121.9) Effect of exchange rate changes on cash and cash equivalents (149.7) 196.2 Net Decrease in Cash and Cash Equivalents $ (1,696.9) $ (1,159.2)

October 16, 2018 2018 P&L Summary – Impact of Adoption of ASC 606 on Reported Results 25 Third Quarter Reported under ASC 606 Adjustments Without the Adoption of ASC 606 Revenue $ 3,714.3 $ 17.1 $ 3,731.4 Operating Expenses 3,212.0 20.7 3,232.7 Operating Profit $ 502.3 $ (3.6) $ 498.7 The above tables identify the impact of the adoption of ASC 606 on our reported U.S. GAAP financial measures of Revenue, Operating Expenses and Operating Profit, for the periods presented. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. and Earnings per Share - Diluted was not material for the periods presented. Year to Date Reported under ASC 606 Adjustments Without the Adoption of ASC 606 Revenue $ 11,203.5 $ 108.5 $ 11,312.0 Operating Expenses 9,697.2 98.1 9,795.3 Operating Profit $ 1,506.3 $ 10.4 $ 1,516.7

2018 Non-GAAP Financial Measures - 2018 Excluding Net Gain on Dispositions, Repositioning Actions and Tax Reform Act Adjustments

	Third Quarter			Year to Date		
	2018	Non-GAAP Adjustments	Non-GAAP 2018 Adjusted	2018	Non-GAAP Adjustments	Non-GAAP 2018 Adjusted
Operating Profit [(a)]	$ 502.3	$ 29.0	$ 473.3	$ 1,506.3	$ 29.0	$ 1,477.3
Net Interest Expense	56.7	—	56.7	156.1	—	156.1
Income Tax Expense [(b)]	115.3	3.9	111.4	343.0	3.9	339.1
Income from Equity Method Investments	1.0	—	1.0	3.6	—	3.6
Net Income Attributed to Noncontrolling Interests	32.4	6.9	25.5	83.6	6.9	76.7
Net Income - Omnicom Group Inc.	$ 298.9	$ 18.2	$ 280.7	$ 927.2	$ 18.2	$ 909.0
Earnings per Share - Diluted	**$ 1.32**	**$ 0.08**	**$ 1.24**	**$ 4.06**	**$ 0.08**	**$ 3.98**

The above table presents the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and Diluted net income per common share as reported, as well as the impact net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act for the period presented. The amounts presented in the column "Non-GAAP 2018 Adjusted" excludes these items from our results for the period presented, which are non-GAAP operating performance measures. We believe the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. See page 33 for the reconciliation of GAAP financial measure Net Income - Omnicom Group Inc.

(a) During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, took certain reposition actions and recorded additional income tax expense related to the effects of the 2017 Tax Act, as described in footnote (d) on page 36. The net impact of these items increased operating profit by $29.0 million, Net Income - Omnicom Group Inc. by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the three and nine months ended September 30, 2018.

(b) The 2017 Tax Act reduced the Federal statutory tax rate to 21% from 35% for tax years beginning after December 31, 2017 and made several changes to existing tax law which affect our tax assets and liabilities related to previously reported taxable income. As a result, in 2017, we recorded tax expense on accumulated earnings of our foreign subsidiaries and adjusted our previously reported deferred tax assets and liabilities to reflect the impact of the revised statutory federal rate as of the enactment date. Income tax expense for the fourth quarter of 2017 reflected a net increase of $106.3 million related to the impact of the 2017 Tax Act. Due to the timing of the 2017 Tax Act, which was enacted on December 22, 2017, our 2017 financial statements reflected provisional amounts for these items. We revised these estimates and recorded additional tax expense of $28.9 million for the three and nine months ended September 30, 2018 in compliance with guidance provided in SEC SAB 118.

OmnicomGroup October 16, 2018 26

October 16, 2018 2018 vs. 2017 Non-GAAP Financial Measures – EBITA 27 Third Quarter Year to Date 2018 (a) 2017 2018 (a) 2017 Revenue $ 3,714.3 $ 3,719.5 $ 11,203.5 $ 11,097.1 Operating expenses (b) 3,212.0 3,249.3 9,697.2 9,639.7 Operating Profit 502.3 470.2 1,506.3 1,457.4 Operating Profit Margin % 13.5% 12.6% 13.4% 13.1% Add back: Amortization of intangible assets 25.2 27.9 79.7 86.8 EBITA (c) $ 527.5 $ 498.1 $ 1,586.0 $ 1,544.2 EBITA Margin % (d) 14.2% 13.4% 14.2% 13.9% (a) On January 1, 2018, we adopted ASC 606, as described on page 1. The adoption of ASC 606 did not materially impact our financial position. For the three months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $17.1 million, increased operating profit by $3.6 million and increased EBITA by $3.6 million. For the nine months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $108.5 million, operating profit by $10.4 million and EBITA by $10.4 million. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25. (b) Additional information regarding our operating expenses can be found on page 30. (c) EBITA is a non-GAAP financial performance measure. Please see page 37 for the definition of this measure and page 28 for the reconciliation of non-GAAP financial measures, which reconciles the EBITA figures presented above to net income for the periods presented above. (d) EBITA Margin is a non-GAAP financial performance measure, which is calculated by dividing EBITA (please see page 37 for the definition of this measure) by revenue for the periods presented.

Reconciliation of Non-GAAP Financial Measures – EBITA and EBITDA

	Three Months Ended September 30		Nine Months Ended September 30		Twelve months ended September 30	
	2018 (a)	2017	2018 (a)	2017	2018 (a)	2017
Net Income - Omnicom Group Inc.	$ 298.9	$ 263.6	$ 927.2	$ 834.0	$ 1,181.6	$ 1,184.3
Net Income Attributed to Noncontrolling Interests	32.4	23.3	83.6	70.4	117.0	100.5
Net Income	331.3	286.9	1,010.8	904.4	1,298.6	1,284.8
Income from Equity Method Investments	1.0	1.1	3.6	2.7	4.4	4.1
Income Tax Expense	115.3	132.0	343.0	406.7	632.5	589.5
Income Before Tax	445.6	417.8	1,350.2	1,308.4	1,926.7	1,870.2
Net Interest Expense	56.7	52.4	156.1	149.0	206.0	194.8
Operating Profit	502.3	470.2	1,506.3	1,457.4	2,132.7	2,065.0
Amortization of Intangible Assets	25.2	27.9	79.7	86.8	106.7	116.3
EBITA	527.5	498.1	1,586.0	1,544.2	2,239.4	2,181.3
Depreciation	40.7	40.7	123.0	125.6	165.7	168.7
EBITDA	$ 568.2	$ 538.8	$ 1,709.0	$ 1,669.8	$ 2,405.1	$ 2,350.0

The above reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA and EBITA for the periods presented.

EBITDA and EBITA, which are defined on page 37, are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 17 of this presentation.

(a) On January 1, 2018, we adopted ASC 606, as described on page 1. The adoption of ASC 606 did not materially impact our financial position. For the three months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $17.1 million, increased operating profit by $3.6 million and increased EBITA by $3.6 million. For the nine months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $108.5 million, operating profit by $10.4 million and EBITA by $10.4 million. The adoption of ASC 606 did not have a material impact on Net Income - Omnicom Group Inc. for the three and nine months ended September 30, 2018. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25.

OmnicomGroup October 16, 2018 28

October 16, 2018 Reconciliation of Non-GAAP Financial Measures 29 Nine Months Ended September 30 2018 2017 Net Cash Used in Operating Activities $ (238.6) $ (156.0) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (1,371.6) (1,327.3) Free Cash Flow $ 1,133.0 $ 1,171.3 Nine Months Ended September 30 2018 2017 Net Decrease in Cash and Cash Equivalents $ (1,696.9) $ (1,159.2) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (1,371.6) (1,327.3) Proceeds from dispositions of subsidiaries 308.4 — Proceeds from Short-term & Long-term Debt, net 3.2 7.5 Other Financing Activities, net (35.8) (22.8) Effect of exchange rate changes on cash and cash equivalents (149.7) 196.2 Net Free Cash Flow $ (451.4) $ (12.8) Twelve months ended September 30 2018 2017 Reported Operating Profit 2,132.7 2,065.0 Effective Tax Rate for the applicable period 32.8% 31.5% Income Taxes on Reported Operating Profit 699.5 650.5 After Tax Reported Operating Profit $ 1,433.2 $ 1,414.5

October 16, 2018 Supplemental Information 30 Third Quarter Year to Date 2018 % of Rev 2017 % of Rev 2018 % of Rev 2017 % of Rev Revenue $ 3,714.3 $ 3,719.5 $ 11,203.5 $ 11,097.1 Operating expenses: Salary and service costs 2,834.2 76.3% 2,764.5 74.3% 8,319.9 74.3% 8,184.6 73.8% Occupancy and other costs 376.8 10.1% 316.7 8.5% 1,016.7 9.1% 924.5 8.3% Net gain on dispositions of subsidiaries (178.4) — (178.4) — Cost of services 3,032.6 3,081.2 9,158.2 9,109.1 Selling, general and administrative expenses 113.5 3.1% 99.5 2.7% 336.3 3.0% 318.2 2.9% Depreciation and amortization 65.9 1.8% 68.6 1.8% 202.7 1.8% 212.4 1.9% Total operating expenses 3,212.0 86.5% 3,249.3 87.4% 9,697.2 86.6% 9,639.7 86.9% Operating Profit $ 502.3 $ 470.2 $ 1,506.3 $ 1,457.4 Net Interest expense: Interest expense 69.4 65.0 198.1 187.0 Interest income 12.7 12.6 42.0 38.0 Net Interest Expense $ 56.7 $ 52.4 $ 156.1 $ 149.0

October 16, 2018 2018 Operating Expenses – Impact of Net Gain on Dispositions and Repositioning Actions 31 Increase (Decrease) Repositioning Actions Net Gain on Dispositions Total Operating expenses: Salary and service costs $ 73.7 $ — $ 73.7 Occupancy and other costs 73.5 — 73.5 Net gain on dispositions of subsidiaries (178.4) (178.4) Cost of services 147.2 (178.4) (31.2) Selling, general and administrative expenses 2.2 — 2.2 Depreciation and amortization — — — Operating Expenses $ 149.4 $ (178.4) $ (29.0) The above table identifies the components of the net gain on the sales of subsidiaries and repositioning actions we took in the third quarter of 2018 on our operating expenses for the three and nine months ended September 30, 2018.

October 16, 2018 Reconciliation of Non-GAAP Financial Measures – Operating Profit 32 Three Months Ended Nine Months Ended September 30 September 30 2018 (a) 2017 2018 (a) 2017 Net Income - Omnicom Group Inc. $ 298.9 $ 263.6 $ 927.2 $ 834.0 Net Income Attributed to Noncontrolling Interests 32.4 23.3 83.6 70.4 Net Income 331.3 286.9 1,010.8 904.4 Income from Equity Method Investments 1.0 1.1 3.6 2.7 Income Tax Expense 115.3 132.0 343.0 406.7 Income Before Tax 445.6 417.8 1,350.2 1,308.4 Net Interest Expense 56.7 52.4 156.1 149.0 Operating Profit 502.3 470.2 1,506.3 1,457.4 Net gain from dispositions of subsidiaries (178.4) — (178.4) — Repositioning actions 149.4 — 149.4 — Operating Profit, 2018 Non-GAAP Adjusted $ 473.3 $ 470.2 $ 1,477.3 $ 1,457.4 The above table reconciles the U.S. GAAP financial measure of Operating Profit. to the non-GAAP "Non-GAAP 2018 Adjusted" financial measures of Operating Profit and Operating Margin, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, for the periods presented. We believe that the amounts presented in "Non-GAAP 2018 Adjusted" figures are useful measures for investors understand the impact these items had on our reported results. Non-GAAP financial measures should not be a considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

October 16, 2018 Reconciliation of 2018 Non-GAAP Financial Measures - Net Income - Omnicom Group Inc. 33 Three Months Ended September 30, 2018 Nine Months Ended September 30, 2018 Net Income - Omnicom Group Inc., as reported $ 298.9 $ 927.2 Net gain from dispositions before income tax expense (178.4) (178.4) Repositioning actions - Incremental Severance and other items, before income tax expense 75.9 75.9 Repositioning actions - Lease terminations, before income tax expense 73.5 73.5 Income tax benefit on repositioning actions, less income tax expense on net gain from dispositions (25.0) (25.0) Allocation of above items to non-controlling interests 6.9 6.9 Increase in income tax expense for revision of provisional estimates in connection with the adoption of 2017 Tax Act 28.9 28.9 Net Income - Omnicom Group Inc., 2018 Non-GAAP Adjusted $ 280.7 $ 909.0 The above table reconciles the U.S. GAAP financial measure of Net Income - Omnicom Group Inc. to the non-GAAP financial measure of Net Income - Omnicom Group Inc. Non-GAAP 2018 Adjusted, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, for the periods presented. We believe that the amounts presented in "Non-GAAP 2018 Adjusted" figures are useful measures for investors understand the impact these items had on our reported results. Non-GAAP financial measures should not be a considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

October 16, 2018 Third Quarter Acquisition 34 Omnicom Precision Marketing Group acquired a majority stake in Credera. Credera’s offerings to its clients include: management consulting services, customer experience development & improvement, technology solutions design & implementation and ROI analysis. Credera's focus on consulting and marketing technology solutions will complement OPMG's capabilities within its existing portfolio of agencies. With offices in Dallas & Houston, Texas and Denver, Colorado, Credera will operate as part of the Omnicom Precision Marketing Group within the DAS Group of Companies.

October 16, 2018 Third Quarter Acquisition 35 Clemenger Group has acquired a majority interest in Levo Digital, an Australian marketing services and technology business. Founded in 2005, Levo Digital helps its clients innovate, expand and transform their organizations through the effective implementation and use of technology so they can better connect and communicate with their audiences. The agency's offerings include experience and product design, e-commerce platform design, CMS, CRM, marketing automation, mobile and custom application development. With offices in Sydney, Melbourne & Perth, Australia and Auckland, New Zealand, Levo Digital will operate as a separate division of Clemenger Group within the BBDO Worldwide network.

October 16, 2018 Selected Footnotes 36 (a) Q3 2018 QTD ASC 606 - On January 1, 2018, we adopted FASB ASC Topic 606 “Revenue from Contracts with Customers” ("ASC 606"). ASC 606 was applied using the modified retrospective method, where the cumulative effect of initial application is recognized as an adjustment to opening retained earnings at January 1, 2018. Therefore, comparative prior periods have not been adjusted and such information for the three months ended September 30, 2017 continues to be reported under ASC 605 "Revenue Recognition" ("ASC 605"). The adoption of ASC 606 did not materially impact our financial position. For the three months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $17.1 million and increased operating profit by $3.6 million. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. for the three months ended September 30, 2018 was not material. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25. (b) Q3 2018 QTD dispositions, repositioning & tax adjustment - During the three months ended September 30, 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally during the third quarter of 2018 we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense for the three months ended September 30, 2018 includes additional expense related to an adjustment to the effects of the 2017 Tax Act, as described in footnote (d) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the three months ended September 30, 2018. Please see page 31 for additional information regarding the gain and repositioning charges. (c) Q3 2018 QTD & YTD operating expenses - Additional information on our operating expenses can be found on page 30. (d) Q3 2018 QTD tax adjustment - The 2017 Tax Act reduced the Federal statutory tax rate to 21% from 35% for tax years beginning after December 31, 2017 and made several changes to existing tax law which affect our tax assets and liabilities related to previously reported taxable income. As a result, in 2017, we recorded tax expense on accumulated earnings of our foreign subsidiaries and adjusted our previously reported deferred tax assets and liabilities to reflect the impact of the revised statutory federal rate as of the enactment date. Income tax expense for the fourth quarter of 2017 reflected a net increase of $106.3 million related to the impact of the 2017 Tax Act. Due to the timing of the 2017 Tax Act, which was enacted on December 22, 2017, our 2017 financial statements reflected provisional amounts for these items. In the third quarter of 2018, we revised these estimates and recorded additional tax expense of $28.9 million in compliance with guidance provided in SEC SAB 118. (e) Q3 2018 QTD ASC 606 - On January 1, 2018, we adopted ASC 606, as described in footnote (a) above. The adoption of ASC 606 did not materially impact our financial position. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. or Earnings per Share - Diluted for the three months ended September 30, 2018 was not material. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25. (f) Q3 2018 QTD dispositions, repositioning & tax adjustment - During the three months ended September 30, 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service ans support company and took certain repositioning actions, as described in footnote (b) above. The net impact of these items increased Net Income - Omnicom Group Inc, by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the three months ended September 30, 2018. Please see page 31 for additional information regarding the gain and repositioning charges. (g) Q3 2018 YTD ASC 606 - On January 1, 2018, we adopted ASC 606, as described in footnote (a) above. The adoption of ASC 606 did not materially impact our financial position. For the nine months ended September 30, 2018, the adoption of ASC 606 reduced revenue by $108.5 million and operating profit by $10.4 million. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. for the nine months ended September 30, 2018 was not material. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25. (h) Q3 2018 YTD dispositions, repositioning & tax adjustment - During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service ans support company, took certain repositioning actions & recorded additional income tax expense related to an adjustment to the effects of the 2017 Tax Act, as described in footnote (b) above. The net impact of these items increased operating profit by $29.0 million by and Net Income - Omnicom Group Inc. by $18.2 million for the nine months ended September 30, 2018. Please see page 31 for additional information regarding the gain and repositioning charges. (i) Q3 2018 YTD tax adjustment - In the third quarter of 2018, we revised certain components of the provisional estimate of the effect of the 2017 Tax Act, as described in footnote (d) above. The impact of this item increased income tax expense by $28.9 million for the nine months ended September 30, 2018. (j) Q3 2018 YTD ASC 606 - On January 1, 2018, we adopted ASC 606, as described in footnote (a) above. The adoption of ASC 606 did not materially impact our financial position. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. or Earnings per Share - Diluted for the nine months ended September 30, 2018 was not material. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 25. (k) Q3 2018 YTD dispositions, repositioning & tax adjustment - During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service ans support company, took certain repositioning actions & recorded additional income tax expense related to an adjustment to the effects of the 2017 Tax Act, as described in footnote (b) above. The net impact of these items increased Net Income - Omnicom Group Inc, by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the nine months ended September 30, 2018. Please see page 31 for additional information regarding the gain and repositioning charges. (l) Impact of Adoption of ASC 606 - As a result of the adoption of ASC 606 we were required to change our accounting policy for certain third-party out-of-pocket costs, which are incurred in connection with our services and are billed to our clients. Upon adoption of ASC 606, certain third-party costs are no longer included in revenue. In addition, the adoption of ASC 606 impacted our policy for performance incentives (variable consideration). Previously, revenue from performance incentives was recognized when specific quantitative goals were achieved or when our performance against qualitative goals was acknowledged by the client. ASC 606 requires that these items to be estimated and included in the total consideration at contract inception and be evaluated throughout the contract period. The impact of the adoption of ASC 606 is the sum of the impact of these changes in the current period's revenue when compared to our previous accounting policy for these items.

October 16, 2018 Disclosure 37 The preceding materials have been prepared for use in the October 16, 2018 conference call on Omnicom’s results of operations for the three and nine months ended September 30, 2018. The call will be archived on the Internet at http://investor.omnicomgroup.com/investor-relations/news-events-and-filings/. Forward-Looking Statements Certain statements in this presentation constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration in the credit markets; ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries; ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in the “Risk Factors” in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2017. Except as required under applicable law, the Company does not assume any obligation to update these forwardlooking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 26 to 29 and on pages 32 and 33. The Non-GAAP measures used in this presentation include the following: Non-GAAP 2018 Adjusted results, defined as our operating results excluding the impact of the net gain on the sale of certain subsidiaries and the repositioning actions we undertook in the third quarter of 2018. We believe that this is a meaningful operating performance measure to understand the impact these actions had on our reported results. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash used in operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash. Net Free Cash Flow, defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow. EBITDA, defined as operating profit before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful operating performance measure because the financial covenants in our credit facilities are based on EBITDA. EBITA, defined as operating profit before interest, taxes and amortization and EBITA margin, defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which excludes the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). Accordingly, we believe it is a useful measure for investors to evaluate the performance of our business. Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management. After Tax Reported Operating Profit, defined as reported operating profit less income taxes calculated using the effective tax rate for the applicable period. Management uses after tax operating profit as a measure of after tax operating performance as it excludes the after tax effects of financing and investing activities on results of operations. Other Information All dollar amounts are in millions except for per share amounts and figures shown on pages 2, 4, 6,and 8 and the net cash returned to shareholders figures on page 20. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.